SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: October 17, 2001
HOUSEHOLD AUTOMOTIVE TRUST 2001-2 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Administrator of the Trust) (Exact name as specified in Administrators charter)
Delaware (State or other jurisdiction of incorporation of Administrator)	333-84129 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Administrator)	60070 (Zip Code)
Administrators telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(C) Exhibits
99

Monthly Servicer's Certificate to Trustee dated October 17, 2001 pursuant to Section 4.9 of the Master Sale and Servicing Agreement dated as of July 2, 2001 (the "Sale and Servicing Agreement") among Household Automotive Trust, 2001-2, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and U.S. Bank National Association, as Indenture Trustee and Wilmington Trust Company, as Owner Trustee.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Administrator of and on behalf of the HOUSEHOLD AUTOMOTIVE TRUST 2001-2 (Registrant)

By: /s/ J.W. Blenke J.W. Blenke Authorized Representative

Dated: October 24, 2001

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EXHIBIT INDEX

Exhibit Number	Exhibit
99

Monthly Servicer's Certificate to Trustee dated October 17, 2001 pursuant to Section 4.9 of the Master Sale and Servicing Agreement dated as of July 2, 2001 (the "Sale and Servicing Agreement") among Household Automotive Trust, 2001-2, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and U.S. Bank National Association, as Indenture Trustee and Wilmington Trust Company, as Owner Trustee.

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